11th AMENDMENT TO ADVISORY AGREEMENT AMONG STRATEGIC REALTY TRUST, INC. STRATEGIC REALTY OPERATING PARTNERSHIP, LP, AND SRT ADVISOR, LLC THIS 11th AMENDMENT TO THE ADVISORY AGREEMENT (“AMENDMENT”), effective as of August 9, 2023 (the “Effective Date”) is entered into by and among Strategic Realty Trust Inc., a Maryland corporation (the “Company”), Strategic Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and SRT Advisor, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement. W I T N E S S E T H WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of August 10, 2013, which was amended by that certain First Amendment to Advisory Agreement dated as of July 15, 2014, that Second Amendment to Advisory Agreement dated as of August 3, 2015, that Third Amendment to Advisory Agreement dated as of July 19, 2016, that Fourth Amendment to Advisory Agreement dated as of July 25, 2017, that Fifth Amendment to Advisory Agreement dated as of July 19, 2018, that Sixth Amendment to Advisory Agreement dated as of August 2nd, 2018, that Seventh Amendment to Advisory Agreement dated as of August 1, 2019, that Eighth Amendment to Advisory Agreement dated July 30, 2020, that Ninth Amendment to Advisory Agreement dated as of August 5, 2021, that Tenth Amendment to Advisory Agreement effective as of August 9, 2022 (as amended by this 11th Amendment the “Advisory Agreement”) which by its current terms expired on August 9, 2023; WHEREAS, the Company, the Operating Partnership and the Advisor desire to amend the Advisory Agreement to (i) reflect an adjustment to the Asset Management Fee to be paid during the twelve- month period commencing August 2023 through July 2024; and WHEREAS, the parties hereto desire to renew the Advisory Agreement effective as of August 9, 2023 for an additional twelve months from August 10, 2023, on the terms and conditions set forth below during the renewal period. ACTIVE\600148223.1

ACTIVE\600148223.1 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Advisory Agreement is hereby amended as follows: 1. Amendment of Section 9(e): Section 9(e) of the Advisory Agreement shall be deleted in its entirety and replaced as follows: The Advisor shall receive the Asset Management fee as compensation for services rendered in connection with the management of the Company’s assets. During the twelve-month period commencing August 2023 and ending July 2024, the Asset Management Fee shall be equal to a monthly fee of one-twelfth (1/12th) of $250,000. The Asset Management fee shall be payable in arrears on the first business day of each month. 2. Term: The Advisory Agreement is renewed for an additional term of 12 months, effective as of August 10, 2023. 3. Fees Through Liquidation: The Board of Directors reviewed estimated fees to be paid to the Advisor assuming the terms of the Advisory Agreement currently in effect remain in effect through the liquidation of the Company, which fees are detailed in an exhibit to the minutes of the meeting of the Board of Directors which occurred on July 19, 2023. It is the expectation of the parties that the fees charged by the Advisor would remain consistent with the terms of the Advisory Agreement for future renewals, through the liquidation of the Company. 4. Except as specifically set forth above, the Advisory Agreement shall remain unmodified, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of July 26, 2023.

Strategic Realty Trust, Inc.

By: Matthew Schreiber
Matthew Schreiber (Jul 26, 2023 10:30 PDT)

Matthew Schreiber, President

Strategic Realty Operating Partnership, L.P.

By: Strategic Realty Trust, Inc.

Its General Partner

By: Matthew Schreiber
Matthew Schreiber (Jul 26, 2023 10:30 PDT)

Matthew Schreiber, President

SRT Advisor, LLC

By: Matthew Schreiber
Matthew Schreiber (Jul 26, 2023 10:30 PDT)

Its: CEO

ACTIVE\600148223.1